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                                  EXHIBIT 23




           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
           ___________________________________________________


The Board of Directors
Infinity Broadcasting Corporation:


We consent to the use of our reports incorporated herein by reference.




New York, New York
September 22, 1994



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